                                                                   Exhibit 21.01

                         SUBSIDIARIES OF CITIGROUP INC.
                             As of December 31, 1998

      The following list omits certain subsidiaries, which considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. The jurisdiction of incorporation of each subsidiary is also indicated.



Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------

Associated Madison Companies, Inc.                                                                             Delaware
 ... Mid-America Insurance Services, Inc.                                                                       Georgia
 ... PFS Services, Inc.                                                                                         Georgia
 ... ... PFS Shareholder Services*                                                                              Georgia
 ... ... The Travelers Insurance Group Inc.                                                                     Connecticut
 ... ... ... The Prospect Company                                                                               Delaware
 ... ... ... ... One Twenty Five High Street Limited Partnership                                                Massachusetts
 ... ... ... ... Panther Valley, Inc.                                                                           New Jersey
 ... ... ... ... The Travelers Asset Funding Corporation                                                        Connecticut
 ... ... ... The Travelers Insurance Company                                                                    Connecticut
 ... ... ... ... 440 South LaSalle LLC                                                                          Delaware
 ... ... ... ... American Financial Life Insurance Company                                                      Texas
 ... ... ... ... Carlton Arms of Bradenton                                                                      Florida
 ... ... ... ... Cripple Creek Venture Partner II L.P.*                                                         Colorado
 ... ... ... ... Greenwich Street Capital Partners, L.P.*                                                       Delaware
 ... ... ... ... Greenwich Street Investments II LLC                                                            Delaware
 ... ... ... ... Hollow Creek, L.L.C.                                                                           North Carolina
 ... ... ... ... ... Station Hill, L.L.C.                                                                       North Carolina
 ... ... ... ... Oakbrook Hotel Venture                                                                         Illinois
 ... ... ... ... Prospect/Nissei 190 L.P.                                                                       Illinois
 ... ... ... ... ... 190 S. LaSalle Associates L.P.                                                             Illinois
 ... ... ... ... Primerica Life Insurance Company                                                               Massachusetts
 ... ... ... ... ... National Benefit Life Insurance Company                                                    New York
 ... ... ... ... ... Primerica Financial Services (Canada) Ltd.                                                 Canada
 ... ... ... ... ... ... PFSL Investments Canada Ltd.                                                           Canada
 ... ... ... ... ... ... Primerica Life Insurance Company of Canada                                             Canada
 ... ... ... ... ... ... ... Primerica Client Services Inc. (Canada)                                            Canada
 ... ... ... ... ... ... ... Primerica Financial Services Ltd.                                                  Canada
 ... ... ... ... SSB Private Selections, LLC*                                                                   Delaware
 ... ... ... ... ... Salomon Smith Barney Private Selection Fund I, LLC                                         Delaware
 ... ... ... ... The Greenwich Street Fund L.P.*                                                                Delaware
 ... ... ... ... The Plaza Corporation                                                                          Connecticut
 ... ... ... ... ... The Copeland Companies (Holding Company)                                                   New Jersey
 ... ... ... ... ... ... American Odyssey Funds Management, Inc.                                                New Jersey
 ... ... ... ... ... ... Copeland Associates, Inc.                                                              Delaware
 ... ... ... ... ... ... ... Copeland Associates Agency of Ohio, Inc.                                           Ohio
 ... ... ... ... ... ... ... Copeland Associates of Alabama, Inc.                                               Alabama
 ... ... ... ... ... ... ... Copeland Associates of Montana, Inc.                                               Montana
 ... ... ... ... ... ... ... Copeland Associates of Nevada, Inc.                                                Nevada
 ... ... ... ... ... ... ... Copeland Equities, Inc.                                                            New Jersey
 ... ... ... ... ... ... ... Donald F. Smith & Associates                                                       New Jersey
 ... ... ... ... ... ... ... H.C. Copeland Associates, Inc. of Massachusetts                                    Massachusetts
 ... ... ... ... ... ... ... Smith Annuity Services, Inc.                                                       New Jersey
 ... ... ... ... ... ... Copeland Financial Services, Inc.                                                      New Jersey


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------


 ... ... ... ... ... ... Copeland Mortgage Services, Inc.                                                       New Jersey
 ... ... ... ... ... ... H.C. Copeland and Associates, Inc. of Texas                                            Texas
 ... ... ... ... ... Tower Square Securities, Inc.                                                              Connecticut
 ... ... ... ... ... ... Tower Square Securities Insurance Agency of Alabama, Inc.                              Alabama
 ... ... ... ... ... ... Tower Square Securities Insurance Agency of Massachusetts, Inc.                        Massachusetts
 ... ... ... ... ... ... Tower Square Securities Insurance Agency of New Mexico, Inc.                           New Mexico
 ... ... ... ... ... ... Tower Square Securities Insurance Agency of Ohio, Inc.                                 Ohio
 ... ... ... ... ... ... Tower Square Securities Insurance Agency of Texas, Inc.                                Texas
 ... ... ... ... ... Travelers Asset Management International Corporation                                       New York
 ... ... ... ... ... Travelers Distribution Company                                                             Delaware
 ... ... ... ... ... Travelers Investment Advisers, Inc.                                                        Delaware
 ... ... ... ... ... Travelers/Net Plus Insurance Agency, Inc.                                                  Massachusetts
 ... ... ... ... ... Travelers/Net Plus, Inc.                                                                   Connecticut
 ... ... ... ... ... ... Travelers/Net Plus Agency of Ohio, Inc.                                                Ohio
 ... ... ... ... The Travelers Life and Annuity Company                                                         Connecticut
 ... ... ... ... ... Travelers Annuity UK Investments, LLC                                                      Connecticut
 ... ... ... ... ... Travelers/Nissei 190 S. LaSalle Company                                                    Illinois
 ... ... ... ... TowerMark of New York                                                                          New York
 ... ... ... ... Travelers Highland Park, LLC                                                                   Colorado
 ... ... ... ... ... Highland Park Ventures, LLC                                                                Colorado
 ... ... ... ... Travelers Insurance UK Investments, LLC                                                        Connecticut
 ... ... ... ... Travelers International Investments Ltd.                                                       Cayman Islands
 ... ... ... ... Travelers Opportunity Fund I, LLC                                                              Delaware
 ... ... ... ... ... Tishman Speyer/Travelers Associates                                                        Delaware
 ... ... ... ... Travelers Opportunity Fund II, LLC                                                             Delaware
 ... ... ... ... ... Tishman Speyer/Travelers Real Estate Venture L.P.                                          Delaware
 ... ... ... ... Travelers Schaumberg Windy Point LLC                                                           Delaware
 ... ... ... ... ... Windy Point of Schaumberg LLC                                                              Delaware
 ... ... ... ... Travelers York Road LLC                                                                        Delaware
 ... ... ... ... ... York Road Properties LLC                                                                   Delaware
 ... ... ... ... Travko 1998-1, L.P.                                                                            Texas
 ... ... ... ... Tribeca Management, L.L.C.                                                                     Delaware
 ... ... ... ... TriCounty Grove                                                                                Florida
 ... ... ... ... Umbrella Capital Company LLC                                                                   Delaware
 ... ... ... Travelers Mortgage Securities Corporation                                                          Delaware
 ... ... ... Travelers Property Casualty Corp.**                                                                Delaware
 ... ... ... ... The Standard Fire Insurance Company                                                            Connecticut
 ... ... ... ... ... AE Properties, Inc.                                                                        California
 ... ... ... ... ... ... AE Town and Country Limited Partnership                                                Arizona
 ... ... ... ... ... ... Bayhill Associates                                                                     California
 ... ... ... ... ... ... Bayhill Restaurant II Associates                                                       California
 ... ... ... ... ... ... Industry Land Development Company                                                      California
 ... ... ... ... ... ... Industry Partners*                                                                     California
 ... ... ... ... ... Community Rehabilitation Investment Corporation                                            Connecticut
 ... ... ... ... ... Standard Fire UK Investments, LLC                                                          Connecticut
 ... ... ... ... ... The Automobile Insurance Company of Hartford, Connecticut                                  Connecticut
 ... ... ... ... ... TravCal Secure Insurance Company                                                           California
 ... ... ... ... ... ... TravCal Indemnity Company                                                              California
 ... ... ... ... ... Travelers Alpha Holdings, Inc.*                                                            Connecticut


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... ... ... Travelers Personal Security Insurance Company                                              Connecticut
 ... ... ... ... ... Travelers Property Casualty Insurance Company                                              Connecticut
 ... ... ... ... ... Travelers Property Casualty Insurance Company of Illinois                                  Illinois
 ... ... ... ... The Travelers Indemnity Company                                                                Connecticut
 ... ... ... ... ... Black Enterprise/Greenwich Street Corporate Growth Partners L.P.                           Delaware
 ... ... ... ... ... Commercial Insurance Resources, Inc.                                                       Delaware
 ... ... ... ... ... ... Gulf Insurance Company                                                                 Missouri
 ... ... ... ... ... ... ... Atlantic Insurance Company                                                         Texas
 ... ... ... ... ... ... ... Gulf Group Lloyds                                                                  Texas
 ... ... ... ... ... ... ... Gulf Insurance Holdings UK Limited                                                 England
 ... ... ... ... ... ... ... ... Gulf Insurance Company U.K. Limited                                            England
 ... ... ... ... ... ... ... Gulf Risk Services, Inc.                                                           Delaware
 ... ... ... ... ... ... ... Gulf Underwriters Insurance Company                                                Missouri
 ... ... ... ... ... ... ... Select Insurance Company                                                           Texas
 ... ... ... ... ... Countersignature Agency, Inc.                                                              Florida
 ... ... ... ... ... Cripple Creek Venture Partner L.P.*                                                        Colorado
 ... ... ... ... ... First Floridian Auto and Home Insurance Company                                            Florida
 ... ... ... ... ... First Trenton Indemnity Company                                                            New Jersey
 ... ... ... ... ... ... Red Oak Insurance Company                                                              New Jersey
 ... ... ... ... ... Midkiff Development Drilling Program, L.P.*                                                Texas
 ... ... ... ... ... Parrish Equipment Partners, L.P.*                                                          New York
 ... ... ... ... ... Pep Pendulum Holdings, L.L.C.                                                              New York
 ... ... ... ... ... Salomon Brothers Capital Structure Arbitrage Fund I, L.P.*                                 Delaware
 ... ... ... ... ... Secure Affinity Agency, Inc.                                                               Delaware
 ... ... ... ... ... The Charter Oak Fire Insurance Company                                                     Connecticut
 ... ... ... ... ... The Phoenix Insurance Company                                                              Connecticut
 ... ... ... ... ... ... Constitution State Service Company                                                     Montana
 ... ... ... ... ... ... Constitution State Services LLC*                                                       Delaware
 ... ... ... ... ... ... Phoenix UK Investments, LLC                                                            Connecticut
 ... ... ... ... ... ... The Travelers Indemnity Company of America                                             Connecticut
 ... ... ... ... ... ... The Travelers Indemnity Company of Connecticut                                         Connecticut
 ... ... ... ... ... ... The Travelers Indemnity Company of Illinois                                            Illinois
 ... ... ... ... ... The Premier Insurance Company of Massachusetts                                             Massachusetts
 ... ... ... ... ... The Travelers Home and Marine Insurance Company                                            Indiana
 ... ... ... ... ... The Travelers Indemnity Company of Missouri                                                Missouri
 ... ... ... ... ... The Travelers Lloyds Insurance Company                                                     Texas
 ... ... ... ... ... The Travelers Marine Corporation                                                           California
 ... ... ... ... ... TravCo Insurance Company                                                                   Indiana
 ... ... ... ... ... Travelers Bond Investments, Inc.                                                           Connecticut
 ... ... ... ... ... Travelers Foreign Bond Partnership                                                         Connecticut
 ... ... ... ... ... Travelers General Agency of Hawaii, Inc.                                                   Hawaii
 ... ... ... ... ... Travelers Medical Management Services Inc.                                                 Delaware
 ... ... ... ... ... Triple T Diamond Gateway LLC                                                               Delaware
 ... ... ... ... TPC Investments, Inc.                                                                          Connecticut
 ... ... ... ... Travelers (Bermuda) Limited                                                                    Bermuda
 ... ... ... ... Travelers Casualty and Surety Company                                                          Connecticut
 ... ... ... ... ... 2677 Main Street Associates LLC                                                            Delaware


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... ... ... Farmington Casualty Company                                                                Connecticut
 ... ... ... ... ... ... Heartland Insurance Services, Inc.                                                     Connecticut
 ... ... ... ... ... Ponderosa Homes*                                                                           Connecticut
 ... ... ... ... ... T-W Master LLC                                                                             Delaware
 ... ... ... ... ... ... T-W Santa Clara LLC                                                                    Delaware
 ... ... ... ... ... Travelers Casualty & Surety Company of Canada                                              Canada
 ... ... ... ... ... Travelers Casualty and Surety Company of America                                           Connecticut
 ... ... ... ... ... Travelers Casualty and Surety Company of Illinois                                          Illinois
 ... ... ... ... ... Travelers Casualty Company of Connecticut                                                  Connecticut
 ... ... ... ... ... Travelers Casualty UK Investments, LLC                                                     Connecticut
 ... ... ... ... ... Travelers Commercial Insurance Company                                                     Connecticut
 ... ... ... ... ... Travelers Excess and Surplus Lines Company                                                 Connecticut
 ... ... ... ... ... Travelers Lloyds of Texas Insurance Company                                                Texas
 ... ... ... ... ... Travelers Tribeca Investments, Inc.                                                        New York
 ... ... ... ... ... ... Travelers Tribeca Investments, LLC                                                     New York
 ... ... ... ... Travelers P&C Capital I                                                                        Delaware
 ... ... ... ... Travelers P&C Capital II                                                                       Delaware
 ... ... ... ... Travelers P&C Capital III                                                                      Delaware
 ... ... ... ... Tribeca Alternative Strategies, Inc.                                                           Connecticut
 ... Primerica Services, Inc.                                                                                   Georgia
 ... Primerica Client Services, Inc. (USA)                                                                      Delaware
 ... Primerica Convention Services, Inc.                                                                        Georgia
 ... Primerica Finance Corporation                                                                              Delaware
 ... ... PFS Distributors, Inc.                                                                                 Georgia
 ... ... PFS Investments Inc.                                                                                   Georgia
 ... Primerica Financial Services Home Mortgages, Inc.                                                          Georgia
 ... ... Primerica Financial Services Home Mortgages Limited Partnership of Arizona                             Delaware
 ... ... Primerica Financial Services Home Mortgages Limited Partnership of North Carolina                      North Carolina
 ... ... Primerica Financial Services Home Mortgages Limited Partnership of Ohio                                Ohio
 ... Primerica Financial Services, Inc.                                                                         Nevada
 ... ... Primerica Financial Insurance Services of Texas, Inc.                                                  Texas
 ... ... Primerica Financial Services Agency of New York, Inc.                                                  New York
 ... ... Primerica Financial Services Agency of Ohio, Inc.                                                      Ohio
 ... ... Primerica Financial Services Insurance Marketing of Connecticut, Inc.                                  Connecticut
 ... ... Primerica Financial Services Insurance Marketing of Idaho, Inc.                                        Idaho
 ... ... Primerica Financial Services Insurance Marketing of Maine, Inc.                                        Maine
 ... ... Primerica Financial Services Insurance Marketing of Nevada, Inc.                                       Nevada
 ... ... Primerica Financial Services Insurance Marketing of Pennsylvania, Inc.                                 Pennsylvania
 ... ... Primerica Financial Services Insurance Marketing of the Virgin Islands, Inc.                           U.S. Virgin Islands
 ... ... Primerica Financial Services Insurance Marketing of Wyoming, Inc.                                      Wyoming
 ... ... Primerica Financial Services Insurance Marketing, Inc.                                                 Delaware
 ... ... Primerica Financial Services of Alabama, Inc.                                                          Alabama
 ... ... Primerica Financial Services of Arizona, Inc.                                                          Arizona
 ... ... Primerica Financial Services of Kentucky, Inc.                                                         Kentucky
 ... ... Primerica Financial Services of New Mexico, Inc.                                                       New Mexico
 ... ... Primerica Insurance Agency of Massachusetts, Inc.                                                      Massachusetts
 ... ... Primerica Insurance Marketing Services of Puerto Rico, Inc.                                            Puerto Rico
 ... ... Primerica Insurance Services of Louisiana, Inc.                                                        Louisiana


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... SL&H Reinsurance, Ltd.                                                                                     Leeward Islands
 ... ... Southwest Service Agreements, Inc.                                                                     North Carolina
 ... Southwest Warranty Corporation                                                                             Florida
CCC Holdings, Inc.                                                                                             Delaware
 ... CCC Fairways, Inc.                                                                                         Delaware
 ... Commercial Credit Company                                                                                  Delaware
 ... ... American Health and Life Insurance Company                                                             Texas
 ... ... Brookstone Insurance Company                                                                           Vermont
 ... ... CC Credit Card Corporation                                                                             Delaware
 ... ... CC Finance System Incorporated                                                                         Delaware
 ... ... Chesapeake Appraisal and Settlement Services Inc.                                                      Maryland
 ... ... ... Chesapeake Appraisal and Settlement Services Agency of Ohio Inc.                                   Ohio
 ... ... ... Chesapeake West Escrow Services Inc.                                                               California
 ... ... City Loan Financial Services, Inc.                                                                     Ohio
 ... ... Commercial Credit Consumer Services, Inc.                                                              Minnesota
 ... ... Commercial Credit Corporation (Hawaii)                                                                 Hawaii
 ... ... Commercial Credit Corporation (AL)                                                                     Alabama
 ... ... Commercial Credit Corporation (CA)                                                                     California
 ... ... Commercial Credit Corporation (IA)                                                                     Iowa
 ... ... ... Commercial Credit of Alabama, Inc.                                                                 Delaware
 ... ... ... Commercial Credit of Mississippi, Inc.                                                             Delaware
 ... ... Commercial Credit Corporation (KY)                                                                     Kentucky
 ... ... ... Commercial Credit Investment, Inc.                                                                 Kentucky
 ... ... Commercial Credit Corporation (MD)                                                                     Maryland
 ... ... ... Commercial Credit Plan, Incorporated (OK)                                                          Oklahoma
 ... ... Commercial Credit Corporation (SC)                                                                     South Carolina
 ... ... Commercial Credit Corporation (WV)                                                                     West Virginia
 ... ... Commercial Credit Corporation NC                                                                       North Carolina
 ... ... Commercial Credit Insurance Services, Inc.                                                             Maryland
 ... ... ... Commercial Credit Insurance Agency (P&C) of Mississippi, Inc.                                      Mississippi
 ... ... ... Commercial Credit Insurance Agency of Alabama, Inc.                                                Alabama
 ... ... ... Commercial Credit Insurance Agency of Hawaii, Inc.                                                 Hawaii
 ... ... ... Commercial Credit Insurance Agency of Kentucky, Inc.                                               Kentucky
 ... ... ... Commercial Credit Insurance Agency of Massachusetts, Inc.                                          Massachusetts
 ... ... ... Commercial Credit Insurance Agency of Nevada, Inc.                                                 Nevada
 ... ... ... Commercial Credit Insurance Agency of New Mexico, Inc.                                             New Mexico
 ... ... ... Commercial Credit Insurance Agency of Ohio, Inc.                                                   Ohio
 ... ... Commercial Credit International, Inc.                                                                  Delaware
 ... ... ... Commercial Credit International Banking Corporation                                                Oregon
 ... ... Commercial Credit Loan, Inc. (NY)                                                                      New York
 ... ... Commercial Credit Loans, Inc. (DE)                                                                     Delaware
 ... ... Commercial Credit Loans, Inc. (OH)                                                                     Ohio
 ... ... Commercial Credit Loans, Inc. (VA)                                                                     Virginia
 ... ... Commercial Credit Management Corporation                                                               Maryland
 ... ... Commercial Credit Plan Incorporated (TN)                                                               Tennessee
 ... ... Commercial Credit Plan Incorporated (UT)                                                               Utah
 ... ... Commercial Credit Plan Incorporated of Georgetown                                                      Delaware


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... Commercial Credit Plan Industrial Loan Company                                                         Virginia
 ... ... Commercial Credit Plan, Incorporated (CO)                                                              Colorado
 ... ... Commercial Credit Plan, Incorporated (DE)                                                              Delaware
 ... ... Commercial Credit Plan, Incorporated (GA)                                                              Georgia
 ... ... Commercial Credit Plan, Incorporated (MO)                                                              Missouri
 ... ... Park Tower Holdings, Inc.                                                                              Delaware
 ... ... ... CC Retail Services, Inc.                                                                           Delaware
 ... ... ... ... Park Tower Brokerage Associates                                                                Delaware
 ... ... ... Travelers Home Mortgage Services of Alabama, Inc.                                                  Delaware
 ... ... Resource Deployment, Inc.                                                                              Texas
 ... ... The Travelers Bank USA                                                                                 Delaware
 ... ... Travelers Bank & Trust, fsb                                                                            Delaware
 ... ... Travelers Home Equity, Inc.                                                                            North Carolina
 ... ... ... CC Consumer Services of Alabama, Inc.                                                              Alabama
 ... ... ... CC Home Lenders Financial, Inc.                                                                    Georgia
 ... ... ... CC Home Lenders, Inc.                                                                              Ohio
 ... ... ... Commercial Credit Corporation (TX)                                                                 Texas
 ... ... ... Commercial Credit Financial of West Virginia, Inc.                                                 West Virginia
 ... ... ... Commercial Credit Plan Consumer Discount Company                                                   Pennsylvania
 ... ... ... Travelers Home Mortgage Services, Inc.                                                             North Carolina
 ... ... Travelers Home Mortgage Services of Pennsylvania, Inc.                                                 Pennsylvania
 ... ... Triton Insurance Company                                                                               Missouri
 ... ... World Service Life Insurance Company                                                                   Colorado
Citicorp                                                                                                       Delaware
 ... Citibank, N.A.                                                                                             United States
 ... ... 399 Venture Partners, Inc.                                                                             Delaware
 ... ... Agamemnon Incorporated                                                                                 Liberia
 ... ... Citibank International                                                                                 Florida
 ... ... Citicorp Venture Capital Ltd.                                                                          New York
 ... ... Banco de Honduras S.A.                                                                                 Honduras
 ... ... Camwil Lease, Inc.                                                                                     New York
 ... ... ... Citicorp Investor Lease, Inc.                                                                      Delaware
 ... ... ... Citicorp Multilease (SEF), Inc.                                                                    Delaware
 ... ... ... ... Citi Center Building Corporation*                                                              Philippines
 ... ... Citi (Nominees) Limited                                                                                Hong Kong
 ... ... Citi Chrematodotikes Misthosis S.A.                                                                    Greece
 ... ... Citi Tower Building Corporation                                                                        Philippines
 ... ... CitiAch, Inc.*                                                                                         Delaware
 ... ... Citibank (Channel Islands) Limited                                                                     Channel Islands
 ... ... ... CCIL (Nominees) Limited                                                                            Channel Islands
 ... ... ... CCIL Pension Scheme Trustees Limited                                                               Channel Islands
 ... ... Citibank (Zaire) S.A.R.L.                                                                              Congo(Zaire)
 ... ... Citibank Consumers Nominee Pte. Ltd.                                                                   Singapore
 ... ... Citibank-Maghreb                                                                                       Morocco
 ... ... Citibank Nominees (Ireland) Limited                                                                    Ireland
 ... ... Citibank Nominees Singapore Pte. Ltd.                                                                  Singapore
 ... ... Citibank Overseas Investment Corporation                                                               Delaware

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

Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... Asesores Corporativos de Costa Rica, S.A.                                                          Costa Rica
 ... ... ... ... Citibank (Costa Rica) Sociedad Anonima                                                         Costa Rica
 ... ... ... ... Citiseguros de Costa Rica, S.A.                                                                Costa Rica
 ... ... ... ... Cititarjetas, S.A.                                                                             Costa Rica
 ... ... ... ... Citivalores Puesto de Bolsa, S.A.                                                              Costa Rica
 ... ... ... Asia Pacific Technology Services Pte. Limited                                                      Singapore
 ... ... ... Banco Citibank S.A.*                                                                               Brazil
 ... ... ... ... Citibank-Corretora de Cambio, Titulos e Valores Mobiliarios S.A.                               Brazil
 ... ... ... ... Citibank-Distribuidora de Titulos e Valores Mobiliarios S.A.                                   Brazil
 ... ... ... ... Citibank Companhia Hipotecaria S.A.                                                            Brazil
 ... ... ... Banco de Desarrollo Citicorp, S.A.                                                                 Dominican Republic
 ... ... ... ... Citinversiones de Titulos y Valores (Puesto de Bolsa) S.A.                                     Dominican Republic
 ... ... ... Berlin Real Estate B.V.                                                                            Netherlands
 ... ... ... CCSCI, Inc.                                                                                        Puerto Rico
 ... ... ... Centaur Investment Corporation                                                                     Delaware
 ... ... ... Citi Inversiones, S.A. de C.V.                                                                     El Salvador
 ... ... ... ... Citi Valores de El Salvador S.A. de C.V.                                                       El Salvador
 ... ... ... Citi Mutual Funds Management Company S.A.                                                          Greece
 ... ... ... Citi-Info, S.A. de C.V.                                                                            Mexico
 ... ... ... Citi-Inmobiliaria e Inversiones, S.A. de C.V.                                                      Honduras
 ... ... ... Citibank (Poland) S.A.                                                                             Poland
 ... ... ... ... Citibrokerage S.A.                                                                             Poland
 ... ... ... ... Citileasing Sp. z o.o.                                                                         Poland
 ... ... ... Citibank (Slovakia) a.s.                                                                           United States
 ... ... ... Citibank a.s.                                                                                      Czech Republic
 ... ... ... ... Citicorp Securities (CR), s.r.o.                                                               Czech Republic
 ... ... ... Citibank Belgium S.A./N.V.                                                                         Belgium
 ... ... ... Citibank Berhad                                                                                    Malaysia
 ... ... ... ... Citicorp Nominee (Malaysia) Sendirian Berhad                                                   Malaysia
 ... ... ... ... ... Citicorp Nominees (Asing) Sdn. Bhd.                                                        Malaysia
 ... ... ... ... ... Citicorp Nominees (Tempatan) Sdn. Bhd.                                                     Malaysia
 ... ... ... Citibank Canada                                                                                    Canada
 ... ... ... ... 1084851 Ontario Inc.                                                                           Canada
 ... ... ... ... 1169513 Ontario Inc.                                                                           Canada
 ... ... ... ... 2490827 Nova Scotia Limited                                                                    Canada
 ... ... ... ... 3121615 Canada Inc.                                                                            Canada
 ... ... ... ... 3278662 Canada Inc.                                                                            Canada
 ... ... ... ... 598299 Alberta Limited                                                                         Canada
 ... ... ... ... Avenida Place Shopping Centre Ltd.                                                             Canada
 ... ... ... ... Bershaw & Company                                                                              Canada
 ... ... ... ... Chudleigh Funding Inc.                                                                         Canada
 ... ... ... ... Citibank Canada Investment Funds Limited                                                       Canada
 ... ... ... ... Citibank Canada Securities Limited                                                             Canada
 ... ... ... ... Citibank Nominees Ltd.                                                                         Canada
 ... ... ... ... Citicorp Capital Investors Ltd.                                                                Canada
 ... ... ... ... Commercial Credit Corporation CCC Limited                                                      Canada
 ... ... ... Citibank Capital Corporation                                                                       Cayman Islands

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

Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... Citibank Colombia*                                                                                 Colombia
 ... ... ... ... Cititrust Colombia S.A. Sociedad Fiduciaria*                                                   Colombia
 ... ... ... Citibank-Colombia (Nassau) Limited                                                                 Bahamas
 ... ... ... ... Leasing Citibank S.A. Compania de Financiamiento Comercial*                                    Colombia
 ... ... ... Citibank Espana S.A.                                                                               Spain
 ... ... ... ... Cantabra de Aviacion, Sociedad Limitada                                                        Spain
 ... ... ... ... Citi Recovery, A.I.E.*                                                                         Spain
 ... ... ... ... Citibank Broker Correduria de Seguros S.A.                                                     Spain
 ... ... ... ... Citiconsulting A.I.E.*                                                                         Spain
 ... ... ... ... Citigestion, Sociedad Gestora de Instituciones de Inversion Colectiva, S.A.                    Spain
 ... ... ... ... Citihouse, S.A.                                                                                Spain
 ... ... ... ... CITIPENSIONES, ENTIDAD GESTORA DE FONDOS DE PENSIONES, S.A.                                    Spain
 ... ... ... Citibank Finance Limited                                                                           Singapore
 ... ... ... Citibank Housing Finance Company Limited                                                           Pakistan
 ... ... ... Citibank Investment and Securities Rt.                                                             Hungary
 ... ... ... Citibank Investment Services Ireland Ltd.                                                          Ireland
 ... ... ... ... Citi Institutional Liquidity Fund plc                                                          Ireland
 ... ... ... Citibank Investment Services Limited                                                               Hong Kong
 ... ... ... Citibank Investments Limited                                                                       United Kingdom
 ... ... ... ... Channel Collections Limited                                                                    United Kingdom
 ... ... ... ... CIB Properties Limited                                                                         United Kingdom
 ... ... ... ... Citi Pensions & Trustees Limited                                                               United Kingdom
 ... ... ... ... Citibank International plc                                                                     United Kingdom
 ... ... ... ... ... Vidacos Nominees Limited                                                                   United Kingdom
 ... ... ... ... Citibank London Nominees Limited                                                               United Kingdom
 ... ... ... ... Citibank Pensions Trustees Ireland Ltd.                                                        Ireland
 ... ... ... ... Citicorp Capital Limited                                                                       United Kingdom
 ... ... ... ... Citicorp Trustee Company Limited                                                               United Kingdom
 ... ... ... ... ... Norwich Property Trust Limited                                                             United Kingdom
 ... ... ... ... Citicorporate Limited                                                                          United Kingdom
 ... ... ... ... Citidealings Limited                                                                           United Kingdom
 ... ... ... ... CitiFriends Nominee Limited                                                                    United Kingdom
 ... ... ... ... CITILOANS PLC                                                                                  United Kingdom
 ... ... ... ... Citinet Limited                                                                                United Kingdom
 ... ... ... ... Citinvest S.p.A.                                                                               Italy
 ... ... ... ... CUIM NOMINEE LIMITED                                                                           United Kingdom
 ... ... ... ... N.C.B. Trust Limited                                                                           United Kingdom
 ... ... ... ... National City Nominees Limited                                                                 United Kingdom
 ... ... ... ... New York London Finance Co. Limited                                                            United Kingdom
 ... ... ... Citibank Malaysia (L) Limited                                                                      Malaysia
 ... ... ... CITIBANK MERCADO DE CAPITALES, CITIMERCA C.A.                                                      Venezuela
 ... ... ... Citibank Nigeria                                                                                   Nigeria
 ... ... ... Citibank Romania S.A.                                                                              Romania
 ... ... ... Citibank Rt.                                                                                       Hungary
 ... ... ... ... European Commercial Bank Ltd.*                                                                 Hungary
 ... ... ... ... ... EKB Kereskedelmi es Szolgaltato Kft.                                                       Hungary
 ... ... ... Citibank, S.A.                                                                                     France


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... ... Citi Chanzy S.A.                                                                               France
 ... ... ... ... Citi Churchill S.A.                                                                            France
 ... ... ... ... Citi-Immobilier S.A.                                                                           France
 ... ... ... ... SNC CITI GESTION*                                                                              France
 ... ... ... ... ... SNC CITI MANAGEMENT*                                                                       France
 ... ... ... Citibank Shipping Bank S.A.                                                                        Greece
 ... ... ... Citibank T/O                                                                                       Russia
 ... ... ... Citibank Tanzania Limited                                                                          Tanzania
 ... ... ... Citibank Trustees (Ireland), Limited                                                               Ireland
 ... ... ... CitiCapital Limited                                                                                Thailand
 ... ... ... Citicard S.A.                                                                                      Argentina
 ... ... ... CITICO, SGPS, Lda.*                                                                                Portugal
 ... ... ... ... Citibank Portugal, S.A.                                                                        Portugal
 ... ... ... Citicorp (B) Sdn. Bhd.                                                                             Brunei
 ... ... ... Citicorp Administradora de Inversiones S.A.                                                        Argentina
 ... ... ... Citicorp Asesora de Seguros S.A.                                                                   Argentina
 ... ... ... Citicorp Banco de Inversion S.A.                                                                   Argentina
 ... ... ... Citicorp Capital Asia (Taiwan) Ltd.                                                                Taiwan
 ... ... ... Citicorp Capital Asia Limited                                                                      Bahamas
 ... ... ... ... Citicorp China Investment Management (BVI) Limited                                             British Virgin Is.
 ... ... ... ... Citicorp China Investment Management Limited                                                   Hong Kong
 ... ... ... Citicorp Capital Markets Sociedad Anonima                                                          Argentina
 ... ... ... ... Citicorp Valores S.A. Sociedad de Bolsa*                                                       Argentina
 ... ... ... Citicorp Capital Markets Uruguay S.A.                                                              Uruguay
 ... ... ... Citicorp Capital Philippines, Inc.*                                                                Philippines
 ... ... ... Citicorp Capital Sdn. Bhd.                                                                         Malaysia
 ... ... ... Citicorp Chile S.A.                                                                                Chile
 ... ... ... ... Cambios Citiexchange Limitada                                                                  Chile
 ... ... ... ... Citicorp Chile Administradora de Fondos de Inversion S.A.                                      Chile
 ... ... ... ... Citicorp Chile Adminsitradora de Fondos Mutuos S.A.                                            Chile
 ... ... ... ... Citicorp Chile S.A. Corredores de Bolsa                                                        Chile
 ... ... ... ... Citicorp Chile Servicios y Asesorias Limitada                                                  Chile
 ... ... ... ... Corredores de Seguros Citicorp Limitada                                                        Chile
 ... ... ... ... Sociedad Comercial Citibank Leasing S.A.                                                       Chile
 ... ... ... Citicorp Commercial Finance (H.K.) Ltd.                                                            Hong Kong
 ... ... ... Citicorp Credit                                                                                    Guam
 ... ... ... Citicorp Deutschland Aktiengesellschaft                                                            Germany
 ... ... ... ... CCD Immobilien Beteiligungs GmbH                                                               Germany
 ... ... ... ... CCD Immobilien Beteiligungs GmbH & Co. Berlin KG*                                              Germany
 ... ... ... ... CCD Immobilien Beteiligungs GmbH & Co. Frankfurt Buero KG*                                     Germany
 ... ... ... ... CCD Immobilien Beteiligungs GmbH & Co. Frankfurt Hotel KG*                                     Germany
 ... ... ... ... Citibank Beteiligungen Aktiengesellschaft                                                      Germany
 ... ... ... ... ... Citi Services GmbH                                                                         Germany
 ... ... ... ... ... Citibank Aktiengesellschaft                                                                Germany
 ... ... ... ... ... Citibank Privatkunden AG*                                                                  Germany
 ... ... ... ... Citicorp Leasing (Deutschland) GmbH                                                            Germany
 ... ... ... ... ... Achtzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
Finanzierungs-Management KG*                                                                                   Germany


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... ... ... Beta Trans Leasing Verwaltungs GmbH                                                        Germany
 ... ... ... ... ... Einundzwandzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
Finanzierungs-Management KG*                                                                                   Germany
 ... ... ... ... ... Neunzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
Finanzierungs-Management KG*                                                                                   Germany
 ... ... ... ... ... Zwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
Finanzierungs-Management KG*                                                                                   Germany
 ... ... ... ... ... Gamma Trans Leasing Verwaltungs GmbH                                                       Germany
 ... ... ... ... Citicorp Card Operations GmbH                                                                  Germany
 ... ... ... ... Citicorp Kartenservice GmbH                                                                    Germany
 ... ... ... ... ... Achtundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
Finanzierungs-Management KG*                                                                                   Germany
 ... ... ... ... ... Dreissigste Gamma Trans Leasing Verwaltungs GmbH & Co.
Finanzierungs-Management KG*                                                                                   Germany
 ... ... ... ... ... Dreiundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
Finanzierungs-Management KG*                                                                                   Germany
 ... ... ... ... ... Dritte Beta Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG               Germany
 ... ... ... ... ... Einunddreissigste Gamma Trans Leasing Verwaltungs GmbH & Co.
Finanzierungs-Management KG*                                                                                   Germany
 ... ... ... ... ... Fuenfte Beta Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG*             Germany
 ... ... ... ... ... Fuenfundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
Finanzierungs-Management KG*                                                                                   Germany
 ... ... ... ... ... Neunundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
Finanzierungs-Management KG*                                                                                   Germany
 ... ... ... ... ... Sechsundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG* Germany
 ... ... ... ... ... Siebenundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG*Germany
 ... ... ... ... ... Vierte Beta Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG*              Germany
 ... ... ... ... ... Vierundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG*  Germany
 ... ... ... ... ... Zweite Beta Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG*              Germany
 ... ... ... ... ... Zweiundzwandzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG* Germany
 ... ... ... ... Citicorp Operations Consulting GmbH                                                            Germany
 ... ... ... ... Citifinanzberatung GmbH                                                                        Germany
 ... ... ... Citicorp European Service Center B.V.                                                              Netherlands
 ... ... ... Citicorp Finance (India) Limited                                                                   India
 ... ... ... ... Citicorp Maruti Finance Ltd.                                                                   India
 ... ... ... Citicorp Finance & Securities (Thailand) Ltd.                                                      Thailand
 ... ... ... Citicorp Finance International Ltd.                                                                Bermuda
 ... ... ... Citicorp Finance Ireland Limited                                                                   Ireland
 ... ... ... ... Citicorp (Dublin) Finance                                                                      Ireland
 ... ... ... Citicorp Financial Services Corporation                                                            Puerto Rico
 ... ... ... Citicorp Financial Services Limited                                                                Hong Kong
 ... ... ... Citicorp Finanziaria S.p.A.                                                                        Italy
 ... ... ... Citicorp FSC I Ltd.                                                                                Bermuda
 ... ... ... Citicorp General Insurance Agency Corporation                                                      Taiwan
 ... ... ... Citicorp Gulf Finance Ltd.                                                                         United Arab Emirates
 ... ... ... Citicorp Insurance Agency Co., Ltd.                                                                Taiwan
 ... ... ... Citicorp International Limited                                                                     Hong Kong
 ... ... ... Citicorp International Securities Finance Ltd                                                      United Kingdom
 ... ... ... ... Citicorp International Securities Ltd                                                          United Kingdom
 ... ... ... ... ... Citivic Nominees Limited                                                                   United Kingdom
 ... ... ... Citicorp Inversora S.A. Gerente de Fondos Comunes de Inversion                                     Argentina
 ... ... ... Citicorp Investicni Spolecnost, a.s.                                                               Czech Republic
 ... ... ... Citicorp Investment Bank (Pakistan) Limited                                                        Pakistan
 ... ... ... Citicorp Investment Bank (Singapore) Limited                                                       Singapore
 ... ... ... Citicorp Investment Managers Ireland Limited                                                       Ireland


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... Citicorp Investment Services Limited                                                               Hong Kong
 ... ... ... Citicorp Leasing (Thailand) Limited                                                                Thailand
 ... ... ... Citicorp Leasing Argentina S.A.                                                                    Argentina
 ... ... ... Citicorp Leasing International, Inc.                                                               Delaware
 ... ... ... ... Citicorp Card Services, Inc.                                                                   Delaware
 ... ... ... ... Citicorp Credit, Inc.                                                                          Japan
 ... ... ... ... Citilease Company Ltd.                                                                         Japan
 ... ... ... ... ... Aarhus Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Alpha Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... AMS Aircraft Ltd.                                                                          Japan
 ... ... ... ... ... Andromeda Citiaircraft Ltd.                                                                Japan
 ... ... ... ... ... Arboga Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Arizona Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Arlanda Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Ascot Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Atlanta Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... BALTIC AIRCRAFT LTD.                                                                       Japan
 ... ... ... ... ... Beta Aircraft Ltd.                                                                         Japan
 ... ... ... ... ... Birmingham Aircraft Ltd.                                                                   Japan
 ... ... ... ... ... Bishop Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Boston Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Bristol Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Bromma Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Bunga Emas Ltd.                                                                            Japan
 ... ... ... ... ... California Aircraft Ltd.                                                                   Japan
 ... ... ... ... ... Cambridge Aircraft Ltd.                                                                    Japan
 ... ... ... ... ... Castle Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Charlie Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Chicago Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... VENUS AIRCRAFT LTD.                                                                        Japan
 ... ... ... ... ... Colorado Aircraft Ltd.                                                                     Japan
 ... ... ... ... ... Condor Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Coventry Aircraft Ltd.                                                                     Japan
 ... ... ... ... ... Crane Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Crown Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Crux Leasing Co. Ltd.                                                                      Japan
 ... ... ... ... ... CSA ROBIN AIRCRAFT LTD.                                                                    Japan
 ... ... ... ... ... CSA SWAN AIRCRAFT LTD.                                                                     Japan
 ... ... ... ... ... Curie Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Daini Citiaircraft Ltd.                                                                    Japan
 ... ... ... ... ... Dallas Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Delta Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Denver Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Detroit Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Donau Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Durham Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Eagle Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Echo Aircraft Ltd.                                                                         Japan


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------

 ... ... ... ... ... Eiffel Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Elbe Aircraft Ltd.                                                                         Japan
 ... ... ... ... ... Elysee Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... EMS Aircraft Ltd.                                                                          Japan
 ... ... ... ... ... ENNS Lease Co., Ltd.                                                                       Japan
 ... ... ... ... ... Epsilon Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Erie Aircraft Ltd.                                                                         Japan
 ... ... ... ... ... Europe Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Fairfield Aircraft Ltd.                                                                    Japan
 ... ... ... ... ... Florida Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Fornebu Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Foxtrot Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Gamma Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Goteborg Aircraft Ltd.                                                                     Japan
 ... ... ... ... ... Hague Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Havel Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Honolulu Aircraft Ltd.                                                                     Japan
 ... ... ... ... ... Houston Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Huron Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Huskvarna Aircraft Ltd.                                                                    Japan
 ... ... ... ... ... Illinois Aircraft Ltd.                                                                     Japan
 ... ... ... ... ... Indiana Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Isar Aircraft Ltd.                                                                         Japan
 ... ... ... ... ... Ithaca Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Jota Aircraft Ltd.                                                                         Japan
 ... ... ... ... ... Jupiter Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... King Aircraft Ltd.                                                                         Japan
 ... ... ... ... ... Knight Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... LA Aircraft Ltd.                                                                           Japan
 ... ... ... ... ... Lahn Aircraft Ltd.                                                                         Japan
 ... ... ... ... ... Lambda Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... LEONE LEASE LTD.                                                                           Japan
 ... ... ... ... ... Linden Citiaircraft Ltd.                                                                   Japan
 ... ... ... ... ... Liverpool Aircraft Ltd.                                                                    Japan
 ... ... ... ... ... Loire Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... London Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Louvre Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Madrid Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Main Aircraft Ltd.                                                                         Japan
 ... ... ... ... ... Manchester Aircraft Ltd.                                                                   Japan
 ... ... ... ... ... Maple Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Marseilles Aircraft Ltd.                                                                   Japan
 ... ... ... ... ... Mette Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Miami Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Michigan Aircraft Ltd.                                                                     Japan
 ... ... ... ... ... Milwaukee Aircraft Ltd.                                                                    Japan
 ... ... ... ... ... Minnesota Aircraft Ltd.                                                                    Japan


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... ... ... Molen Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Mosel Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Nashville Aircraft Ltd.                                                                    Japan
 ... ... ... ... ... Neckar Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... NS Cititrain Ltd.                                                                          Japan
 ... ... ... ... ... Oder Aircraft Ltd.                                                                         Japan
 ... ... ... ... ... Ohio Aircraft Ltd.                                                                         Japan
 ... ... ... ... ... Oregon Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Ottawa Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Oxford Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Paris Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Pegasus Leasing Co. Ltd.                                                                   Japan
 ... ... ... ... ... Phoenix Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Quebec Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Queen Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Rhein Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Rotter Aircraft Ltd.                                                                       Japan
 ... ... ... ... ... Saale Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Sakura FA Citiaircraft Ltd.                                                                Japan
 ... ... ... ... ... Seagull Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Seattle Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Seine Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Sigma Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... St. Louis Aircraft Ltd.                                                                    Japan
 ... ... ... ... ... Stamford Aircraft Ltd.                                                                     Japan
 ... ... ... ... ... Stockholm Aircraft Ltd.                                                                    Japan
 ... ... ... ... ... Tachibana FA Citiaircraft Ltd.                                                             Japan
 ... ... ... ... ... Tampa Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Theta Aircraft Ltd.                                                                        Japan
 ... ... ... ... ... Tokyo FA Citiaircraft Ltd.                                                                 Japan
 ... ... ... ... ... Toronto Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Uppsala Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Utrecht Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Vancouver Aircraft Ltd.                                                                    Japan
 ... ... ... ... ... Versailles Aircraft Ltd.                                                                   Japan
 ... ... ... ... ... Washington Aircraft Ltd.                                                                   Japan
 ... ... ... ... ... Windsor Aircraft Ltd.                                                                      Japan
 ... ... ... ... ... Zwolle Aircraft Ltd.                                                                       Japan
 ... ... ... Citicorp Menkul Kiymetler Anonim Sirketi                                                           Turkey
 ... ... ... Citicorp Merchant Bank Limited                                                                     Trinidad & Tobago
 ... ... ... ... Citibank (Trinidad & Tobago) Limited                                                           Trinidad & Tobago
 ... ... ... Citicorp Overseas Software Limited*                                                                India
 ... ... ... ... Citicorp Brokerage (India) Limited                                                             India
 ... ... ... Citicorp P.R. Mortgage, Inc.                                                                       Puerto Rico
 ... ... ... Citicorp Pension Management Limited                                                                Bahamas
 ... ... ... ... Citicorp Peru Sociedad Titulizadora S.A.                                                       Peru
 ... ... ... CITICORP SECURITIES BOLIVIA S.A.                                                                   Bolivia


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... Citicorp Securities (Taiwan) Ltd.                                                                  Taiwan
 ... ... ... Citicorp Securities International (RP) Inc.                                                        Philippines
 ... ... ... Citicorp Services Limited                                                                          New Zealand
 ... ... ... ... Advanced Futures Limited                                                                       New Zealand
 ... ... ... ... Citibank Global Asset Management Limited                                                       New Zealand
 ... ... ... ... Citibank Nominees (New Zealand) Limited                                                        New Zealand
 ... ... ... ... Citicorp Capital Markets New Zealand Limited                                                   New Zealand
 ... ... ... ... Citicorp New Zealand Limited                                                                   New Zealand
 ... ... ... ... Future Technology Limited                                                                      New Zealand
 ... ... ... ... Optional Development Holdings Limited                                                          New Zealand
 ... ... ... ... Seabird Limited                                                                                New Zealand
 ... ... ... Citicorp Servium S.A.                                                                              Peru
 ... ... ... ... Citicorp Peru S.A. Sociedad Agente de Bolsa*                                                   Peru
 ... ... ... ... Citileasing S.A.*                                                                              Peru
 ... ... ... Citicorp Subsahara Investments, Inc.                                                               Delaware
 ... ... ... Citicorp Trade Services (Malaysia) Sendirian Berhad                                                Malaysia
 ... ... ... Citicorp Trustee (Singapore) Limited                                                               Singapore
 ... ... ... Citicorp Venture Capital Beratungs Gesellschaft mbH                                                Germany
 ... ... ... Citicorp Ventures Philippines, Inc.                                                                Philippines
 ... ... ... Citicredito S.A.                                                                                   Honduras
 ... ... ... Citidatos S.A.                                                                                     Ecuador
 ... ... ... Citifinance Limited                                                                                Jamaica
 ... ... ... ... Citimerchant Bank Limited                                                                      Jamaica
 ... ... ... Citinversiones, S.A.                                                                               Guatemala
 ... ... ... Citilease, S.A.                                                                                    Belgium
 ... ... ... Citilease Finansal Kiralama Anonim Sirketi                                                         Turkey
 ... ... ... CitiLeasing (Hungary) Ltd.                                                                         Hungary
 ... ... ... Citileasing s.r.o.                                                                                 Czech Republic
 ... ... ... Citinvest Casa de Bolsa Sociedad Anonima                                                           Paraguay
 ... ... ... Citinvestment Chile Limited                                                                        Bahamas
 ... ... ... Citiportfolio Limited                                                                              Channel Islands
 ... ... ... CitiProperties (BVI) Limited                                                                       British Virgin Is.
 ... ... ... ... CitiRealty (BVI) Limited                                                                       British Virgin Is.
 ... ... ... ... ... CitiRealty (Hong Kong) Limited                                                             Hong Kong
 ... ... ... ... CitiRealty China (BVI) Limited                                                                 British Virgin Is.
 ... ... ... ... Garden Road (BVI) Limited                                                                      British Virgin Is.
 ... ... ... ... ... CitiProperties (Hong Kong) Limited                                                         Hong Kong
 ... ... ... CitiService S.p.A.                                                                                 Italy
 ... ... ... Cititarjetas de Guatemala, S.A.                                                                    Guatemala
 ... ... ... Cititrust (Bahamas) Limited                                                                        Bahamas
 ... ... ... ... Albacore Investments, Ltd.                                                                     Bahamas
 ... ... ... ... Antares Associates Limited                                                                     Bahamas
 ... ... ... ... Astaire Associates Limited                                                                     Bahamas
 ... ... ... ... Beaconsfield Holdings Limited                                                                  Bahamas
 ... ... ... ... Cititrust Services Limited                                                                     Bahamas
 ... ... ... ... Donat Investments S.A.                                                                         Bahamas
 ... ... ... ... First National Nominees, Ltd.                                                                  Bahamas


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... ... Hitchcock Investments S.A.                                                                     Panama
 ... ... ... ... Madeleine Investments S.A.                                                                     Bahamas
 ... ... ... ... Providence Associates, Ltd.                                                                    Bahamas
 ... ... ... Cititrust (Cayman) Limited                                                                         Cayman Islands
 ... ... ... ... Brennan Limited                                                                                Cayman Islands
 ... ... ... ... Buchanan Limited                                                                               Cayman Islands
 ... ... ... Cititrust (Jersey) Limited                                                                         Channel Islands
 ... ... ... ... Secundus Nominees (Jersey) Limited                                                             Channel Islands
 ... ... ... ... Tertius Nominees (Jersey) Limited                                                              Channel Islands
 ... ... ... Cititrust (Kenya) Limited                                                                          Kenya
 ... ... ... Cititrust and Banking Corporation                                                                  Japan
 ... ... ... Citivalores de Honduras, S.A.                                                                      Honduras
 ... ... ... Citivalores, S.A.                                                                                  Guatemala
 ... ... ... Citivalores, S.A.                                                                                  Panama
 ... ... ... CJSC Citibank Kazakhstan                                                                           Kazakhstan
 ... ... ... Confidas Finance et Placement S.A.                                                                 Switzerland
 ... ... ... CORPIFEXSA, Corporacion de Inversiones y Fomento de Exportaciones S.A.                             Ecuador
 ... ... ... ... Cititrading S.A. Casa de Valores                                                               Ecuador
 ... ... ... ... Inmociti S.A.                                                                                  Ecuador
 ... ... ... Corporacion Citibank G.F.C. S.A.                                                                   Costa Rica
 ... ... ... Creinvest B.V.                                                                                     Netherlands
 ... ... ... Diners Club (Thailand) Limited, The                                                                Thailand
 ... ... ... Diners Club Argentina S.A.C. y de T.                                                               Argentina
 ... ... ... ... Diners Travel S.A.C. y de T.                                                                   Argentina
 ... ... ... ... Servicios Comerciales S.A.C.I.M. y F.                                                          Argentina
 ... ... ... Diners Club Benelux S.A., The                                                                      Belgium
 ... ... ... Diners Club de France S.A.                                                                         France
 ... ... ... ... Leadair Assurances                                                                             France
 ... ... ... ... Leadair Selection                                                                              France
 ... ... ... Diners Club de Mexico S.A. de C.V.                                                                 Mexico
 ... ... ... Diners Club Deutschland GmbH                                                                       Germany
 ... ... ... Diners Club International (Hong Kong) Limited                                                      Hong Kong
 ... ... ... Diners Club International (Taiwan) Limited                                                         Taiwan
 ... ... ... Diners Club of Greece, S.A.                                                                        Greece
 ... ... ... Diners Club Uruguay S.A.                                                                           Uruguay
 ... ... ... Fimen S.A.                                                                                         Belgium
 ... ... ... ... Citicorp Insurance Services S.A./N.V.                                                          Belgium
 ... ... ... ... ... Citibank Insurance Services S.A.                                                           Greece
 ... ... ... FNC-Comercio e Participacoes Ltda.                                                                 Brazil
 ... ... ... ... Chelsea-Empreendimentos e Participacoes Limitada                                               Brazil
 ... ... ... ... Citi CP Mercantil S.A.                                                                         Brazil
 ... ... ... ... Citibank Leasing S.A.-Arrendamento Mercantil                                                   Brazil
 ... ... ... ... Citicorp Corretora de Seguros S.A.                                                             Brazil
 ... ... ... ... Mibrak S.A.                                                                                    Uruguay
 ... ... ... FOFIP S.A.                                                                                         Uruguay
 ... ... ... Foremost Investment Corporation                                                                    Delaware
 ... ... ... FREPERP 1 LLC                                                                                      Delaware


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... ... FREPERP 2 LLC                                                                                  Delaware
 ... ... ... Grupo Financiero Citibank, S.A. de C.V.                                                            Mexico
 ... ... ... ... Arrendadora Citibank, S.A. de C.V., Organizacion Auxiliar del Credito, Grupo
Financiero Citibank                                                                                            Mexico
 ... ... ... ... Casa de Bolsa Citibank, S.A. de C.V., Grupo Financiero Citibank                                Mexico
 ... ... ... ... Citibank Mexico, S.A., Grupo Financiero Citibank                                               Mexico
 ... ... ... ... ... Hacienda El Campanario, S.A. de C.V.                                                       Mexico
 ... ... ... ... ... Imref S.A. de C.V.                                                                         Mexico
 ... ... ... ... ... Inmobiliaria Confia, S.A. de C.V.                                                          Mexico
 ... ... ... Hanseatic Real Estate B.V.                                                                         Netherlands
 ... ... ... Inarco International Bank N.V.                                                                     Aruba
 ... ... ... Interco (Intermediaciones Comerciales) S.A.                                                        Bolivia
 ... ... ... International Finance Associates, B.V.                                                             Netherlands
 ... ... ... ... Citicorp Investment Bank (The Netherlands) N.V.                                                Netherlands
 ... ... ... ... Citicorp Leasing Nederland, B.V.                                                               Netherlands
 ... ... ... ... ... Citicorp Fubtina Leasing B.V.                                                              Netherlands
 ... ... ... ... ... Citicorp Xacobeo Leasing B.V.                                                              Netherlands
 ... ... ... Inversiones Citicorp (R.D.), S.A.                                                                  Dominican Republic
 ... ... ... Inversiones y Adelantos, C.A.                                                                      Venezuela
 ... ... ... JSCB Citibank (Ukraine)                                                                            Ukraine
 ... ... ... Latin American Investment Bank Bahamas Limited                                                     Bahamas
 ... ... ... ... Citibrazil Bond Fund-Fundo de Renda Fixa Capital Estrangeiro                                   Brazil
 ... ... ... ... Citibrazil Investments-Fundo de Privatizacao Capital Estrangeiro                               Brazil
 ... ... ... Matrix Ltd.                                                                                        Bermuda
 ... ... ... Nessus Investment Corporation                                                                      Delaware
 ... ... ... ... Citibank Limited                                                                               Australia
 ... ... ... ... ... Citicorp Capital Markets Australia Limited                                                 Australia
 ... ... ... ... ... ... Citifutures Limited                                                                    Australia
 ... ... ... ... ... ... Citisecurities Limited                                                                 Australia
 ... ... ... ... ... Citicorp Equity Capital Limited                                                            Australia
 ... ... ... ... ... Citicorp Investments Limited*                                                              Australia
 ... ... ... ... ... Citicorp Limited                                                                           Australia
 ... ... ... ... ... ... Citicorp General Insurance Limited                                                     Australia
 ... ... ... ... ... ... Citicorp Life Insurance Limited                                                        Australia
 ... ... ... ... ... ... Margaret Street Nominees Pty. Limited                                                  Australia
 ... ... ... ... ... Citicorp Nominees Pty. Limited*                                                            Australia
 ... ... ... ... ... Citicorp Regional Service Centre Pty. Ltd.                                                 Australia
 ... ... ... ... ... Phinda Pty. Limited                                                                        Australia
 ... ... ... ... ... Remittance Collection Services Limited                                                     Australia
 ... ... ... ... ... Tarwood Pty. Limited                                                                       Australia
 ... ... ... Nostro Investment Corporation                                                                      Delaware
 ... ... ... P.T. Citicorp Finance Indonesia                                                                    Indonesia
 ... ... ... P.T. Citicorp Securities Indonesia                                                                 Indonesia
 ... ... ... Pavec Developments Limited                                                                         Ireland
 ... ... ... Premium Finance No. 3 C.V.                                                                         Netherlands
 ... ... ... Repfin Ltda.                                                                                       Colombia
 ... ... ... ... Citivalores S.A. Comisionista de Bolsa*                                                        Colombia
 ... ... ... ... Compania Exportadora Cityexport S.A.*                                                          Colombia


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... Scottish Provident (Irish Holdings) Limited                                                        Ireland
 ... ... ... Tarjetas de Chile S.A.                                                                             Chile
 ... ... ... Universal Holdcorp, Inc.                                                                           Delaware
 ... ... ... Yonder Investment Corporation                                                                      Delaware
 ... ... Citibank Premium Finance No. 1, Ltd.                                                                   Channel Islands
 ... ... Citibank Premium Finance No. 2, Ltd.                                                                   Channel Islands
 ... ... Citibank Strategic Technology Inc.                                                                     Delaware
 ... ... Citibank Zambia Limited                                                                                Zambia
 ... ... ... Citibureau Zambia Limited                                                                          Zambia
 ... ... CitiCal, Inc.                                                                                          California
 ... ... ... ... One Sansome Street Associates                                                                  California
 ... ... ... ... Sansome Land Associates                                                                        California
 ... ... Citicorp Capital Investors, Limited                                                                    Delaware
 ... ... ... World Subordinated Debt Partners, L.P.                                                             New York
 ... ... Citicorp Electronic Commerce, Inc.                                                                     Delaware
 ... ... Citicorp Finance Puerto Rico, Inc.                                                                     Puerto Rico
 ... ... Citicorp Financial Guaranty Holdings, Inc.                                                             Delaware
 ... ... Citicorp Insurance Services, Inc.                                                                      Delaware
 ... ... Citicorp Interim Services, Inc.                                                                        Delaware
 ... ... ... ADV Eleven, Inc.                                                                                   Delaware
 ... ... ... AZ Notes Corp.                                                                                     Arizona
 ... ... ... Monaco Art Corp.                                                                                   New York
 ... ... ... MBBT Corp.                                                                                         Florida
 ... ... ... Mr Ables Inc.                                                                                      New York
 ... ... Citicorp Investment Services                                                                           Delaware
 ... ... Citicorp Leasing, Inc.                                                                                 Delaware
 ... ... ... ADV Three, Inc.                                                                                    Delaware
 ... ... ... CPI Leasing Corp.                                                                                  New York
 ... ... Citicorp Payment Services, Inc.                                                                        Delaware
 ... ... Citicorp Real Estate, Inc.                                                                             Delaware
 ... ... Citicorp Trust, N.A. (Florida)                                                                         Florida
 ... ... Citicorp Trust, National Association                                                                   United States
 ... ... Citicorp USA, Inc.                                                                                     Delaware
 ... ... ... Haydon Corporation                                                                                 New Jersey
 ... ... ... International Media Group                                                                          California
 ... ... Citiflight, Inc.                                                                                       Delaware
 ... ... CitiMae, Inc.                                                                                          Delaware
 ... ... Citipartners Services Group A.I.E.*                                                                    Spain
 ... ... Cititrust Limited                                                                                      Hong Kong
 ... ... Groupement d'Interet Economique "Paris Citicorp Center"*                                               France
 ... ... International Equity Investments, Inc.                                                                 Delaware
 ... ... ... Corporacion Inversora de Capitales S.R.L.                                                          Argentina
 ... ... ... ... Celulosa Argentina S.A.                                                                        Argentina
 ... ... ... ... ... Cartulinas Argentinas S.A.                                                                 Argentina
 ... ... ... ... ... Tissucel S.A.                                                                              Argentina
 ... ... ... ... Usina Bernal S.A.                                                                              Argentina
 ... ... ... CVC/Opportunity Equity Partners, L.P.                                                              Cayman Islands


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... ... 525 Participacoes S.A.                                                                         Brazil
 ... ... ... Sweet River Fund                                                                                   Cayman Islands
 ... ... ... ... ... Opportunity Prime Fundo Mutuo de Investimento em Acoes-Carteira Livre*                     Brazil
 ... ... ... ... ... ... Eletron S.A.*                                                                          Brazil
 ... ... Matin Realty, Inc.                                                                                     New York
 ... ... Perennially Green, Inc.                                                                                New York
 ... ... R de VR Investments (Pty) Ltd.                                                                         South Africa
 ... ... Universal Card Services Corp.                                                                          Delaware
 ... ... ... Universal Bancorp Services                                                                         Delaware
 ... ... ... Universal Bank, N.A.                                                                               Delaware
 ... ... ... Universal Financial Corp.                                                                          Utah
 ... Citibank (New York State)                                                                                  United States
 ... ... Citicorp Development Center, Inc.                                                                      Delaware
 ... ... Diners Club International Ltd.                                                                         New York
 ... ... Student Loan Corporation, The                                                                          Delaware
 ... Citicorp Banking Corporation                                                                               Delaware
 ... ... CB Income Pesos Fund                                                                                   Argentina
 ... ... CB Income Dollar Mediano Plazo Fund                                                                    Argentina
 ... ... CB Income Dollar Largo Plazo Fund                                                                      Argentina
 ... ... Citi Islamic Investment Bank                                                                           Bahrain
 ... ... Citi Islamic Portfolios S.A.                                                                           Luxembourg
 ... ... Citibank (Luxembourg) S.A.                                                                             Luxembourg
 ... ... Citibank (Switzerland)                                                                                 Switzerland
 ... ... Citibank, Federal Savings Bank                                                                         United States
 ... ... ... ... Citibank Mortgage Services, Inc.                                                               Florida
 ... ... ... Citibank Insurance Agency, Inc.                                                                    Illinois
 ... ... ... Citibank Service Corporation                                                                       California
 ... ... ... Citicorp Financial Services Corporation (D.C.)                                                     District of Columbia
 ... ... ... Citicorp Insurance Agency, Inc.                                                                    District of Columbia
 ... ... ... First Savings Corporation                                                                          Illinois
 ... ... ... ... FSC Development Corp.                                                                          Illinois
 ... ... ... ... Lake Terrace Associates                                                                        Illinois
 ... ... ... Holiday Harbor Management Corporation                                                              Florida
 ... ... ... THL, Ltd.                                                                                          Illinois
 ... ... ... West Suburban Investments, Inc.                                                                    Illinois
 ... ... ... ... First Paddle Creek, Inc.                                                                       Florida
 ... ... ... ... West Florida Investments, Inc.                                                                 Florida
 ... ... ... ... West Suburban Investments, Inc. of California                                                  California
 ... ... ... ... West Suburban Investments, Inc. of Colorado                                                    Colorado
 ... ... Citicorp (Jersey) Limited                                                                              Channel Islands
 ... ... Citicorp Administradora de Inversiones S.A.                                                            Uruguay
 ... ... Citicorp Capital Investors Europe Limited                                                              Delaware
 ... ... Citicorp Community Development, Inc.                                                                   New York
 ... ... ... ... Mission Park Corporation                                                                       Massachusetts
 ... ... Citicorp Data Distribution, Inc.                                                                       Delaware
 ... ... Citicorp Data Systems Incorporated                                                                     Delaware
 ... ... Citicorp Delaware Services, Inc.                                                                       Delaware


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... Citicorp Funding, Inc.                                                                                 Delaware
 ... ... Citicorp Global Holdings, Inc.                                                                         Delaware
 ... ... Citicorp Global Technology, Inc.                                                                       Delaware
 ... ... Citicorp Information Technology, Inc.                                                                  Delaware
 ... ... Citicorp Insurance USA, Inc.                                                                           Vermont
 ... ... Citicorp International Finance Corporation                                                             Delaware
 ... ... ... Brazil Holdings Inc. Limited                                                                       Bahamas
 ... ... ... CHL Comercio e Participacoes Ltda.                                                                 Brazil
 ... ... ... Citicorp Mercantil-Participacoes e Investimentos S.A.                                              Brazil
 ... ... Citicorp International Insurance Company, Ltd.                                                         Bermuda
 ... ... Citicorp International Technology, Inc.                                                                Delaware
 ... ... Citicorp International Trading Company, Inc.                                                           Delaware
 ... ... ... Advanx S.A.                                                                                        Uruguay
 ... ... ... Citicom de Mexico, S.A. de C.V.                                                                    Mexico
 ... ... ... Citicorp International Trade Indemnity, Inc.                                                       New Jersey
 ... ... ... ... Citicorp Marine Management, Inc.                                                               New Jersey
 ... ... ... Citicorp International Trading Company (Bahamas) Ltd.                                              Bahamas
 ... ... ... Citicorp International Trading Company Argentina S.A.                                              Argentina
 ... ... ... Citicorp Trading S.A.                                                                              Brazil
 ... ... ... Comercializadora Citicorp, S.A.                                                                    Dominican Republic
 ... ... ... Esmeril Trading Lda                                                                                Portugal
 ... ... ... ... Marchante Trading Lda                                                                          Portugal
 ... ... ... ... Richemont Servicos Lda                                                                         Portugal
 ... ... ... ... Trevano Servicos e Gestao Lda                                                                  Portugal
 ... ... ... ... Turbante Comercio Internacional Lda                                                            Portugal
 ... ... ... ... Vilacete Investimentos e Gestao Lda                                                            Portugal
 ... ... Citicorp Investment Management (Luxembourg) S.A.                                                       Luxembourg
 ... ... Citicorp Investment Partners, Inc.                                                                     Delaware
 ... ... Citicorp Mortgage, Inc.                                                                                Delaware
 ... ... ... Citicorp Credit Services, Inc. (Maryland)                                                          Delaware
 ... ... ... Citicorp Mortgage Securities, Inc.                                                                 Delaware
 ... ... ... Citicorp Washington Industrial Loan Company                                                        Missouri
 ... ... ... EKS Corp.                                                                                          Delaware
 ... ... Citicorp Securities Asia Pacific Limited                                                               Hong Kong
 ... ... ... Citibank Global Asset Management (Asia) Limited                                                    Hong Kong
 ... ... ... Citicorp Securities Investment Consulting Inc.                                                     Taiwan
 ... ... Citicorp Strategic Technology Corporation                                                              Delaware
 ... ... Citicorp Securities Services, Inc.                                                                     Delaware
 ... ... Citicorp Trust Company (Maryland)                                                                      Maryland
 ... ... Citicorp Washington, Inc.                                                                              District of Columbia
 ... ... Citicurrencies S.A.                                                                                    Luxembourg
 ... ... CitiDel, Inc.                                                                                          Delaware
 ... ... Citilandmark S.A.                                                                                      Luxembourg
 ... ... Citilife S.A./N.V.                                                                                     Belgium
 ... ... Citimarkets S.A.                                                                                       Luxembourg
 ... ... CitiMortgages, Inc.                                                                                    Delaware
 ... ... Citinvest S.A.                                                                                         Luxembourg


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... Citiportfolios S.A.                                                                                    Luxembourg
 ... ... Citirenta S.A. de C.V., Sociedad de Inversion en Instrumentos de Deuda                                 Mexico
 ... ... Citishare Corporation                                                                                  Delaware
 ... ... Cititrust S.p.A.-Istituto Fiduciario                                                                   Italy
 ... ... Court Square Capital Limited                                                                           Delaware
 ... ... CrossMar, Inc.                                                                                         Delaware
 ... ... Housing Securities, Inc.                                                                               Delaware
 ... ... Inverciti, S.A. de C.V., Sociedad de Inversion en Instrumentos de Deuda                                Mexico
 ... ... Inversiones Citiminera S.A.                                                                            Chile
 ... ... Mortgage Capital Funding Inc.                                                                          Delaware
 ... Citicorp Capital I                                                                                         Delaware
 ... Citicorp Capital II                                                                                        Delaware
 ... Citicorp Capital III                                                                                       Delaware
 ... Citicorp Credit Services, Inc.                                                                             Delaware
 ... Citicorp Holdings, Inc.                                                                                    Delaware
 ... ... Citibank Delaware                                                                                      Delaware
 ... ... ... ... Citibank Insurance Agency, Inc.                                                                New York
 ... ... ... ... Citicorp Delaware Equity, Inc.                                                                 Delaware
 ... ... ... ... ... ESSL-RP, Inc.                                                                              Delaware
 ... ... ... ... ... Fairfax Holdings, Inc.                                                                     Delaware
 ... ... ... ... Citicorp Del-Lease, Inc.                                                                       Delaware
 ... ... ... ... ... Citicorp Aircraft Management, Inc.                                                         Delaware
 ... ... ... ... ... Citicorp Bankers Leasing Corporation                                                       Delaware
 ... ... ... ... ... ... Bankers Leasing Corporation                                                            Massachusetts
 ... ... ... ... ... ... ... BLC Corporation                                                                    California
 ... ... ... ... ... ... ... ... Citicorp Bankers Leasing Finance Corporation                                   Delaware
 ... ... ... ... ... ... ... Commetro Leasing, Inc.                                                             Delaware
 ... ... ... ... ... ... ... Commonwealth Control, Inc.                                                         Delaware
 ... ... ... ... ... ... ... Commonwealth Plan, Inc., The                                                       Massachusetts
 ... ... ... ... ... ... ... Commonwealth System, Inc., The                                                     Massachusetts
 ... ... ... ... ... ... ... Financial Leasing Corporation                                                      Massachusetts
 ... ... ... ... ... ... ... Pacific Plan, Inc., The                                                            Massachusetts
 ... ... ... ... ... ... ... Worcester Plan, Inc., The                                                          Massachusetts
 ... ... ... ... ... ... CBL Capital Corporation                                                                Delaware
 ... ... ... ... ... Citicorp Delaware Properties, Inc.                                                         Delaware
 ... ... ... ... ... Citicorp Nevada Credit, Inc.                                                               Nevada
 ... ... ... ... ... Citicorp Nevada Leasing, Inc.                                                              Nevada
 ... ... ... ... ... ... G.W.L. Leasing Company, Incorporated                                                   California
 ... ... ... ... ... ... GXW Corporation                                                                        California
 ... ... ... ... ... Palm Defeasance Company                                                                    Delaware
 ... ... ... ... Citicorp Insurance Agency, Inc.                                                                Delaware
 ... ... ... ... Citicorp Insurance Agency, Inc.                                                                Missouri
 ... ... ... ... ... Citicorp Insurance Agency, Inc.                                                            California
 ... ... ... ... Citicorp Life Insurance Company                                                                Delaware
 ... ... ... ... ... Citicorp Assurance Co.                                                                     Delaware
 ... ... ... ... ... First Citicorp Life Insurance Company                                                      New York
 ... ... ... ... Citicorp Railmark, Inc.                                                                        Delaware


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... ... Citicorp U.S. Holdings Netherlands, Inc.                                                       Delaware
 ... ... ... ... ... Citicorp Holdings Netherlands B.V.                                                         Netherlands
 ... ... Citibank (Florida), National Association                                                               United States
 ... ... ... Citibank Mortgage Corp.                                                                            Florida
 ... ... ... ... Citibank Commercial Properties, Inc.                                                           Florida
 ... ... ... ... ... ... Income Service Group, Inc.                                                             Florida
 ... ... ... ... ... ... Land Service Group, Inc.                                                               Florida
 ... ... ... ... ... ... RRR Property Management, Inc.                                                          Florida
 ... ... ... ... ... ... Thirteen Property Management, Inc.                                                     Florida
 ... ... Citibank (Nevada), National Association                                                                United States
 ... ... Citibank (South Dakota), N.A.                                                                          South Dakota
 ... ... ... CDC Holdings Inc.                                                                                  South Dakota
 ... ... ... ... Citicorp Diners Club Inc.                                                                      Delaware
 ... ... ... Citicorp Trust South Dakota                                                                        South Dakota
 ... ... ... CitiHousing, Inc.                                                                                  South Dakota
 ... Citicorp National Services, Inc.                                                                           Delaware
 ... Citicorp North America, Inc.                                                                               Delaware
 ... ... ADV One, Inc.                                                                                          Delaware
 ... ... Asset D Vehicle, Inc.                                                                                  Delaware
 ... ... Citicorp Churchill Lease, Inc.                                                                         Delaware
 ... ... Citicorp Epic Finance, Inc.                                                                            Delaware
 ... ... Citicorp FSC II Ltd.                                                                                   Bermuda
 ... ... Citicorp Global Lease, Inc.                                                                            Delaware
 ... ... Citicorp MT Aquarius Ship, Inc.                                                                        Delaware
 ... ... Citicorp MT Aries Ship, Inc.                                                                           Delaware
 ... ... Citicorp Sierra Lease, Inc.                                                                            Delaware
 ... ... Citicorp Translease, Inc.                                                                              Delaware
 ... ... ... CGI Capital, Inc.                                                                                  Delaware
 ... ... ... Citicorp Leasing (Alyeska), Inc.                                                                   Delaware
 ... ... ... Citicorp Lescaman, Inc.                                                                            Delaware
 ... ... ... Citicorp Petrolease, Inc.                                                                          Delaware
 ... ... ... Citicorp Tulip Lease, Inc.                                                                         Delaware
 ... ... ... ... CM Leasing Member 1995 Trust-A2                                                                Delaware
 ... ... ... Citimarlease (Burmah I), Inc.                                                                      New York
 ... ... ... ... Citimarlease (Burmah I), Inc. UTA (9/28/72)*                                                   Delaware
 ... ... ... Citimarlease (Burmah Liquegas), Inc.                                                               Delaware
 ... ... ... ... Citimarlease (Burmah Liquegas), Inc. UTA (9/28/92)*                                            Delaware
 ... ... ... Citimarlease (Burmah LNG Carrier), Inc.                                                            Delaware
 ... ... ... ... Citimarlease (Burmah LNG Carrier), Inc. UTA (9/28/72)*                                         Delaware
 ... ... ... Citimarlease (Fulton), Inc.                                                                        Delaware
 ... ... ... Citimarlease (Whitney), Inc.                                                                       Delaware
 ... ... CM Leasing Member 1995 Trust-A1                                                                        Delaware
 ... ... ... CM North America Holding Company*                                                                  Canada
 ... ... ... ... CM Leasing Company*                                                                            Canada
 ... ... ... CM Tulip Holding Company*                                                                          Canada
 ... ... ESSL 1, Inc.                                                                                           Delaware


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ESSL 2, Inc.                                                                                           Delaware
 ... ... FCL Ship Three, Inc.                                                                                   Delaware
 ... ... FCL Ship Two, Inc.                                                                                     Delaware
 ... ... POP Trophy I Inc.                                                                                      New York
 ... ... POP Trophy Inc.                                                                                        New York
 ... ... S.P.L., Inc.                                                                                           Delaware
 ... ... Science Defeasance Corp.                                                                               Delaware
 ... Citicorp Retail Services, Inc.                                                                             Delaware
 ... Citicorp Securities Funding, Inc.                                                                          Delaware
 ... Citicorp Services Inc.                                                                                     New York
Citigroup Capital I                                                                                            Delaware
Citigroup Capital II                                                                                           Delaware
Citigroup Capital III                                                                                          Delaware
Citigroup Capital IV                                                                                           Delaware
Citigroup Capital V                                                                                            Delaware
Citigroup Capital VI                                                                                           Delaware
Citigroup Capital VII                                                                                          Delaware
Citigroup Capital VIII                                                                                         Delaware
Greenwich Street Capital Partners, Inc.                                                                        Delaware
 ... TRV Employees Fund, L.P.*                                                                                  Delaware
 ... Greenwich Street Employees Fund L.P.                                                                       Delaware
 ... Greenwich Street Investments, LP                                                                           Delaware
MRC Holdings, Inc.                                                                                             Delaware
Salomon Smith Barney Holdings Inc.                                                                             Delaware
 ... Genesis Energy, L.L.C.                                                                                     Delaware
 ... ... Genesis Crude Oil, L.P.                                                                                Delaware
 ... ... Genesis Energy, L.P.                                                                                   Delaware
 ... ... Global Wrap Services Co., Ltd.                                                                         Japan
 ... Mutual Management Corp.                                                                                    Delaware
 ... ... Salomon Smith Barney Asset Management Australia Ltd.                                                   Australia
 ... ... Smith Barney Asset Management Company, Ltd.                                                            Japan
 ... ... Smith Barney Management Company (Ireland) Limited                                                      Ireland
 ... ... Smith Barney Strategy Advisers Inc.                                                                    Delaware
 ... Nextco Inc.                                                                                                Delaware
 ... Phibro Energy Production, Inc.                                                                             Delaware
 ... ... Anglo Suisse USSR L.P.*                                                                                Russia
 ... ... Phibro Energy Production G.P. Inc                                                                      Delaware
 ... Phibro Inc.                                                                                                Delaware
 ... ... MC2 Technologies, Inc.                                                                                 Delaware
 ... ... Phibro Commodities                                                                                     England
 ... ... Phibro Energy Clearing, Inc.                                                                           Delaware
 ... ... Phibro GmbH                                                                                            Switzerland
 ... ... ... Phibro (Asia) Pte Ltd                                                                              Singapore
 ... ... ... Scanports Limited                                                                                  England
 ... ... ... Turavent Oil AG                                                                                    Switzerland
 ... ... Phibro Holdings Limited                                                                                England
 ... ... ... Phibro Futures and Metals Limited                                                                  England
 ... ... Scanports Shipping, Inc.                                                                               Delaware
 ... Phibro Resources Corp.                                                                                     Delaware


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... R-H Capital, Inc.                                                                                          Delaware
 ... ... R-H/Travelers, L.P.                                                                                    Delaware
 ... ... ... R-H Capital Partners, L.P.                                                                         Delaware
 ... Salomon Brothers Services GmbH                                                                             Germany
 ... Salomon Smith Barney Australia Pty Limited*                                                                Australia
 ... ... Salomon Smith Barney Australia Broker Holdings Pty Limited                                             Australia
 ... ... ... Salomon Smith Barney Australia Securities Pty Limited                                              Australia
 ... ... ... ... Bowyang Nominees Pty Limited                                                                   Australia
 ... ... ... ... Calex Nominees Pty Limited                                                                     Australia
 ... ... ... ... Dervat Nominees Pty Limited                                                                    Australia
 ... ... ... ... Feta Nominees Pty Limited                                                                      Australia
 ... ... ... ... Gymkhana Nominees Pty Limited                                                                  Australia
 ... ... ... ... Salomon Smith Barney New Zealand Limited                                                       New Zealand
 ... ... ... ... ... Palliser Nominees Limited                                                                  New Zealand
 ... ... Salomon Smith Barney Australia Capital Markets Pty Limited                                             Australia
 ... ... Salomon Smith Barney Australia Corporate Finance Pty Limited                                           Australia
 ... ... Salomon Smith Barney Australia Nominees No. 2 Pty Limited                                              Australia
 ... ... Salomon Smith Barney Australia Nominees Pty Limited                                                    Australia
 ... ... Salomon Smith Barney Australia Superannuation Fund Pty Limited                                         Australia
 ... Smith Barney Mortgage Capital Group, Inc.                                                                  Delaware
 ... Smith Barney Offshore, Inc.                                                                                Delaware
 ... Smith Barney Private Trust GmbH                                                                            Switzerland
 ... Smith Barney Securities Investment Consulting Co. Ltd.                                                     Taiwan
 ... SSBH Capital I                                                                                             Delaware
 ... SSBH Capital II                                                                                            Delaware
 ... SSBH Capital III                                                                                           Delaware
 ... SSBH Capital IV                                                                                            Delaware
 ... Sudtex Real Estate Inc.                                                                                    New York
 ... ... LT Investment I LLC                                                                                    Delaware
 ... ... LT Investment II LLC                                                                                   Delaware
 ... Targets Trust I                                                                                            Delaware
 ... The Travelers Investment Management Company                                                                Connecticut
 ... Salomon Brothers Holding Company Inc                                                                       Delaware
 ... ... ... Patrimonio Overseas Corporation                                                                    Cayman Islands
 ... ... ... Patrimonio Servicos Ltda.                                                                          Brazil
 ... ... ... ... Patrimonio Madeira/Masterpieces SGPS                                                           Portugal
 ... ... Compania de Investimento Participar                                                                    Brazil
 ... ... Grove Street Film Corp                                                                                 Delaware
 ... ... Huwest Company Inc                                                                                     Delaware
 ... ... Loan Participation Holding Corporation                                                                 Delaware
 ... ... ... Home Mortgage Access Corporation                                                                   District of Columbia
 ... ... ... ... Home MAC Government Financial Corporation                                                      District of Columbia
 ... ... ... ... Home MAC Government Financial Corporation West                                                 District of Columbia
 ... ... ... ... Home MAC Mortgage Securities Corporation                                                       District of Columbia
 ... ... PB-SB Investments, Inc                                                                                 Delaware
 ... ... ... PB-SB 1983 I                                                                                       Delaware
 ... ... ... PB-SB 1983 IA                                                                                      Delaware


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... PB-SB 1983 II                                                                                      Delaware
 ... ... ... PB-SB 1983 III                                                                                     Delaware
 ... ... PB-SB Ventures, Inc                                                                                    Delaware
 ... ... ... PB-SB 1985 VII                                                                                     Delaware
 ... ... ... PB-SB 1988 II                                                                                      Delaware
 ... ... ... PB-SB 1988 III                                                                                     Delaware
 ... ... ... PB-SB 1988 VIII                                                                                    Delaware
 ... ... PT Salomon Smith Barney Nusa Securities                                                                Indonesia
 ... ... Salomon (International) Finance AG                                                                     Switzerland
 ... ... ... ... Ion Trading Systems Limited                                                                    England
 ... ... ... ... Salomon Brothers Eastern Europe Limited                                                        England
 ... ... ... ... Salomon Brothers International Limited                                                         England
 ... ... ... ... Salomon Brothers Nominees Limited                                                              England
 ... ... ... ... Salomon Brothers UK Equity Limited                                                             England
 ... ... ... ... Salomon Brothers UK Limited                                                                    England
 ... ... ... ... Wavendown Limited                                                                              England
 ... ... ... Salomon Brothers Holdings GmbH*                                                                    Switzerland
 ... ... ... ... Salomon Contractuals Limited                                                                   Cayman Islands
 ... ... ... ... Salomon International Financial Products                                                       Delaware
 ... ... ... ... Salomon Smith Barney (Japan) Limited                                                           Cayman Islands
 ... ... ... ... Salomon Smith Barney Services Japan                                                            Cayman Islands
 ... ... ... Salomon Brothers Overseas Inc                                                                      Cayman Islands
 ... ... ... Salomon-Shanghai Industrial Greater China Fund*                                                    Delaware
 ... ... Salomon Analytics Inc                                                                                  Delaware
 ... ... Salomon Brothers Asia Capital Corp                                                                     Ireland
 ... ... ... Darkland International Limited                                                                     Ireland
 ... ... ... Ilshin No. 4 Venture Investment Partnership                                                        South Korea
 ... ... ... Kookmin No. 5 Investment Partnership                                                               South Korea
 ... ... ... Solom International Limited                                                                        Ireland
 ... ... Salomon Brothers Asia Pacific Ltd.                                                                     Delaware
 ... ... Salomon Brothers Asset Management (Ireland) Ltd                                                        Ireland
 ... ... Salomon Smith Barney Asset Management Asia Pacific Ltd                                                 Hong Kong
 ... ... Salomon Brothers Asset Management Inc                                                                  Delaware
 ... ... ... Salomon Brothers Asset Management G.P. Inc.                                                        Delaware
 ... ... ... Salomon Brothers Asset Management Japan Ltd                                                        Japan
 ... ... ... Salomon Investment Trust Management Co., Ltd.                                                      Japan
 ... ... Salomon Smith Barney China Ltd                                                                         Hong Kong
 ... ... Salomon Brothers Finance AG                                                                            Switzerland
 ... ... Salomon Smith Barney Hong Kong Futures Limited                                                         Hong Kong
 ... ... ... Salomon Smith Barney Hong Kong Nominee Limited                                                     Hong Kong
 ... ... Salomon Brothers Hong Kong Limited*                                                                    Hong Kong
 ... ... Salomon Brothers Housing Investment Inc                                                                Delaware
 ... ... Nomolas BA                                                                                             Australia
 ... ... Salomon Brothers International Operations (Japan) Inc                                                  Delaware
 ... ... Salomon Brothers International Operations (Jersey) Limited                                             Channel Islands
 ... ... Salomon Brothers International Operations (Overseas) Limited                                           Channel Islands
 ... ... Salomon Brothers International Operations Inc                                                          Delaware


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... Salomon Brothers Mortgage Securities II, Inc                                                           Delaware
 ... ... Salomon Brothers Mortgage Securities III, Inc                                                          Delaware
 ... ... Salomon Brothers Mortgage Securities Inc                                                               Delaware
 ... ... Salomon Brothers Mortgage Securities VI, Inc                                                           Delaware
 ... ... Salomon Brothers Mortgage Securities VII, Inc                                                          Delaware
 ... ... Salomon Brothers Pacific Holding Company Inc                                                           Delaware
 ... ... Salomon Brothers Properties Inc                                                                        Delaware
 ... ... ... Salomon Brothers Investments Inc                                                                   Delaware
 ... ... ... ... ... Salomon Brothers AG                                                                        Germany
 ... ... ... ... ... Salomon Brothers Kapitalanlage-Gesellschaft mbH                                            Germany
 ... ... Salomon Brothers Real Estate Development Corp                                                          Delaware
 ... ... ... Crow Wood Terrace Associates                                                                       Georgia
 ... ... Salomon Brothers Realty Corp                                                                           New York
 ... ... Salomon Brothers Russia Holding Company Inc                                                            Delaware
 ... ... ... AO Salomon Brothers                                                                                Russia
 ... ... Salomon Brothers Taiwan Limited                                                                        Taiwan
 ... ... Salomon Brothers Tosca Inc                                                                             Delaware
 ... ... Salomon Capital Access for Savings Institutions, Inc.                                                  Delaware
 ... ... ... Salomon Capital Access Corporation                                                                 District of Columbia
 ... ... Salomon Forex Inc                                                                                      Delaware
 ... ... ... Salomon Brothers Finance Corporation                                                               Delaware
 ... ... Salomon International Limited                                                                          Delaware
 ... ... ... Salomon Brothers Europe Limited*                                                                   England
 ... ... Salomon Loan Fund Inc                                                                                  Delaware
 ... ... Salomon Millennium Bridge Fund Inc.                                                                    Delaware
 ... ... Salomon Northpoint Corp                                                                                Delaware
 ... ... Salomon Plaza Holdings Inc                                                                             Delaware
 ... ... ... Plaza Holdings Inc.                                                                                Delaware
 ... ... ... ... Salomon Brothers Finance Corporation and Co beschranthaftende KG*                              Germany
 ... ... Salomon Reinvestment Company, Inc                                                                      Delaware
 ... ... Salomon Smith Barney (Malaysia) Sdn Bhd                                                                Malaysia
 ... ... Salomon Smith Barney Canada Holding Co                                                                 Canada
 ... ... ... Salomon Smith Barney Canada Inc.                                                                   Canada
 ... ... Salomon Smith Barney Inc.                                                                              Delaware
 ... ... ... ... Robinson-Humphrey Insurance Services Inc.                                                      Georgia
 ... ... ... ... ... Robinson-Humphrey Insurance Services of Alabama, Inc.                                      Alabama
 ... ... ... ... Salomon Smith Barney Life Agency Inc.                                                          Louisiana
 ... ... ... ... SBHU Life Agency of Arizona, Inc.                                                              Arizona
 ... ... ... ... SBHU Life Agency of Indiana, Inc.                                                              Indiana
 ... ... ... ... SBHU Life Agency of Ohio, Inc.                                                                 Ohio
 ... ... ... ... SBHU Life Agency of Oklahoma, Inc.                                                             Oklahoma
 ... ... ... ... SBHU Life Agency of Texas, Inc.                                                                Texas
 ... ... ... ... SBHU Life Agency of Utah, Inc.                                                                 Utah
 ... ... ... ... SBHU Life Insurance Agency of Massachusetts, Inc.                                              Massachusetts
 ... ... ... ... SBS Insurance Agency of Hawaii, Inc.                                                           Hawaii
 ... ... ... ... SBS Insurance Agency of Idaho, Inc.                                                            Idaho
 ... ... ... ... SBS Insurance Agency of Maine, Inc.                                                            Maine


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------
 ... ... ... ... SBS Insurance Agency of Montana, Inc.                                                          Montana
 ... ... ... ... SBS Insurance Agency of Nevada, Inc.                                                           Nevada
 ... ... ... ... SBS Insurance Agency of Ohio, Inc.                                                             Ohio
 ... ... ... ... SBS Insurance Agency of South Dakota, Inc.                                                     South Dakoba
 ... ... ... ... SBS Insurance Agency of Wyoming, Inc.                                                          Wyoming
 ... ... ... ... SBS Insurance Brokerage Agency of Arkansas, Inc.                                               Arkansas
 ... ... ... ... SBS Insurance Brokers of Kentucky, Inc.                                                        Kentucky
 ... ... ... ... SBS Insurance Brokers of New Hampshire, Inc.                                                   New Hampshire
 ... ... ... ... SBS Insurance Brokers of North Dakota, Inc.                                                    North Dakota
 ... ... ... ... SBS Life Insurance Agency of Puerto Rico, Inc.                                                 Puerto Rico
 ... ... ... ... SLB Insurance Agency of Maryland, Inc.                                                         Maryland
 ... ... ... Smith Barney (Netherlands) Inc.                                                                    Delaware
 ... ... ... Smith Barney International Incorporated                                                            Oregon
 ... ... ... ... Smith Barney Pacific Holdings, Inc.                                                            British Virgin Is.
 ... ... ... ... ... Smith Barney (Asia) Limited                                                                Hong Kong
 ... ... ... Smith Barney Puerto Rico Inc.                                                                      Puerto Rico
 ... ... ... The Robinson-Humphrey Company LLC                                                                  Delaware
 ... ... Salomon Smith Barney S.A.                                                                              France
 ... ... ... Salomon Smith Barney Singapore Pte. Ltd.                                                           Singapore
 ... ... Salomon Swapco Inc                                                                                     Delaware
 ... ... SB Contractual Products Inc                                                                            Delaware
 ... ... SB Funding Corp.                                                                                       Delaware
 ... ... SB Management Services Inc                                                                             Delaware
 ... ... SB Motel Corp.                                                                                         Delaware
 ... ... ... SB Motel Mortgage Corp                                                                             Delaware
 ... ... Seven World Holdings Inc                                                                               Delaware
 ... ... ... Mosenergia Holdings Limited                                                                        Cyprus
 ... ... ... ... ... LLC Mudraya Sova*                                                                          Russia
 ... ... ... ... ... LLC Beloye Ozero*                                                                          Russia
 ... ... Seven World Technologies, Inc                                                                          Delaware
 ... ... SSB Vehicle Securities Inc.                                                                            Delaware
 ... ... Structured Placements Corp                                                                             Delaware
 ... ... Structured Products Corp                                                                               Delaware
 ... ... TCEP Participation Corp.                                                                               New York
 ... ... TCP Corp.                                                                                              Delaware
 ... ... The Downtown Conference Center Inc.                                                                    Delaware
 ... ... SB Cayman Holdings I Inc.                                                                              Delaware
 ... ... SB Cayman Holdings II Inc.                                                                             Delaware
 ... ... SB Cayman Holdings III Inc.                                                                            Delaware
 ... ... SB Cayman Holdings IV Inc.                                                                             Delaware
 ... ... ... Smith Barney Credit Services (Cayman) Ltd.                                                         Cayman Islands
 ... ... ... SFP Soditic Financial Products Ltd.                                                                Cayman Islands
 ... ... SI Financing Trust I                                                                                   Delaware
 ... ... Smith Barney (Delaware) Inc.                                                                           Delaware
 ... ... ... IPO Holdings Inc.                                                                                  Delaware
 ... ... ... Smith Barney Global Capital Management, Inc.                                                       Delaware
 ... ... ... Smith Barney Risk Investors, Inc.                                                                  Delaware


Name of Subsidiary Company                                                                             Jurisdiction of Incorporation
--------------------------                                                                             -----------------------------

 ... ... ... ... Smith Barney Consulting Partnership, LP                                                        Delaware
 ... ... ... Smith Barney Venture Corp.                                                                         Delaware
 ... ... ... ... First Century Management Company                                                               New York
 ... ... Smith Barney (Ireland) Limited                                                                         Ireland
 ... ... Smith Barney Capital Services Inc.                                                                     Delaware
 ... ... Smith Barney Commercial Corp.                                                                          Delaware
 ... ... Smith Barney Europe Holdings, Ltd.                                                                     England
 ... ... Smith Barney Funding Corp.                                                                             Delaware
 ... ... Smith Barney Futures Management Inc.                                                                   Delaware
 ... ... ... F-1000 Futures Fund L.P., Michigan Series I                                                        New York
 ... ... ... F-1000 Futures Fund L.P., Michigan Series II                                                       New York
 ... ... ... SB/Michigan Futures Fund L.P.                                                                      New York
 ... ... ... Smith Barney AAA Energy Fund L.P.                                                                  New York
 ... ... ... Smith Barney Global Markets Futures Fund L.P.                                                      New York
 ... ... ... Smith Barney Great Lakes Futures Fund L.P.                                                         New York
 ... ... ... Smith Barney Potomac Futures Fund L.P.                                                             New York
 ... ... ... Smith Barney Telesis Futures Fund L.P.                                                             New York
 ... ... ... Smith Barney Tidewater Futures Fund L.P.                                                           New York
Smith Barney Corporate Trust Company                                                                           Delaware
Smith Barney Private Trust Bank of Michigan                                                                    Michigan
Smith Barney Private Trust Company                                                                             New York
Smith Barney Private Trust Company of Florida                                                                  Florida
Smith Barney Private Trust Company of New Jersey                                                               New Jersey
Smith Barney Private Trust Company of Texas                                                                    Texas
 ... Salomon Smith Barney Hicks Muse Partners, L.P.                                                             Delaware
Travelers Group Diversified Distribution Services, Inc.                                                        Delaware
 ... Travelers Group Exchange, Inc.                                                                             Delaware
Travelers Group International Inc.                                                                             Delaware
TRV Employees Investments, Inc.                                                                                Delaware

-------
* Indicates that wholly owned subsidiary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup Inc., through The Travelers Insurance Group Inc., owns approximately 84% of Travelers Property Casualty Corp.